UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2020

ALJ Regional Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37689	13-4082185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Madison Avenue, PMB #358 New York, NY		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 486-7775

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class of registered securities Common Stock, par value $0.01 per share	Ticker Symbol ALJJ	Name of exchange on which registered NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

Financing Agreement Amendment

On February 13, 2020, ALJ Regional Holdings, Inc. (the “Company”) entered into the Seventh Amendment (the “Seventh Amendment”) to the Financing Agreement, dated as of August 14, 2015 (as amended and restated from time to time, the “Financing Agreement”), by and among the Company, Faneuil, Inc., Floors-N-More, LLC, Phoenix Color Corp., each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto, the lenders from time to time party thereto (the “Lenders”), Cerberus Business Finance, LLC, as collateral agent for the Lenders (the “Collateral Agent”), and PNC Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”). The Seventh Amendment was entered into by the Company to amend certain terms and covenants in order to support the continued growth of the Company.

The amended terms and covenants under the Seventh Amendment include, among other amendments:

(i)

An extension of the seasonal increase period in 2020 during which the available amount under the Company’s revolving credit facility (the “Revolving Credit Facility”) is $32.5 million from February 14, 2020 to March 15, 2020; and

(ii)	An increase in the available amount under the Revolving Credit Facility from March 16, 2020 to March 31, 2020 from $25.0 million to $30.0 million.

The foregoing description of the Seventh Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Seventh Amendment, which is filed as Exhibit 10.1 hereto, the Sixth Amendment to the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, previously filed with the Securities and Exchange Commission (the “Commission”) on December 23, 2019, the Fifth Amendment to the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, previously filed with the Commission on August 1, 2019, the Fourth Amendment to the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, previously filed with the Commission on November 30, 2018, the Third Amendment to the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, previously filed with the Commission on October 2, 2017, the Second Amendment to the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, previously filed with the Commission on May 30, 2017, the First Amendment to the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, previously filed with the Commission on July 20, 2016, and the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form 10-12B/A, previously filed with the Commission on March 28, 2016.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion in Item 1.01 with respect to the Seventh Amendment is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

10.1

Seventh Amendment to Financing Agreement, dated as of February 13, 2020, by and among the Company, Faneuil, Carpets, Phoenix, each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto, the lenders from time to time party thereto, the Collateral Agent, and the Administrative Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALJ Regional Holdings, Inc.

February 14, 2020	By:	/s/ Brian Hartman
Brian Hartman
Chief Financial Officer (Principal Financial Officer)